Exhibit 99.2
First Financial Corporation Announcing Acquisition of SimplyBank November 13, 2023

2 Forward-Looking Statements Disclosure Certain statements contained in this presentation, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections, and benefits relating to the proposed merger between First Financial Corporation (“First Financial”) and SimplyBank (“Simply”), which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “may,” “will,” “should,” “likely,” “expected,” “estimated,” ‘‘intends,’’ “future,” “plan,” “goal,” “seek,” “project,” or the negative of these terms and other similar expressions may identify forward-looking statements, but are not the exclusive means of identifying such statements. Please refer to First Financial’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as their other filings with the Securities and Exchange Commission (“SEC”), for a more detailed discussion of risks, uncertainties, and factors that could cause actual results to differ from those discussed in the forward-looking statements. First Financial intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. Investors and security holders may obtain free copies of First Financial’s SEC filings without charge at the SEC’s website at https://www.sec.gov or under the “Investor Relations” section of First Financial’s website at https://investor.first-online.bank. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by First Financial with the SEC, risks and uncertainties for First Financial, Simply, and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Simply’s operations with those of First Financial will be materially delayed or will be more costly or difficult than expected; the inability to close the proposed merger in a timely manner; the inability to complete the proposed merger due to the failure of Simply’s stockholders to adopt the merger agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the proposed merger on First Financial’s, Simply’s, or the combined company's respective customer relationships, operating results, or market price; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected or unknown factors, events, or liabilities; potential litigation or regulatory action related to the proposed merger; and general competitive, economic, political and market conditions, and fluctuations. All forward-looking statements included in this presentation are made as of the date hereof and are based on information available at the time of the presentation. Except as required by law, neither First Financial nor Simply assumes any obligation to update any forward-looking statement.

3 Important Additional Information About the Merger No Offer or Sale This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This presentation is also not a solicitation of any vote in any jurisdiction pursuant to the proposed merger or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SimplyBank Overview



Simply (13)
Knoxville, TN (MSA)
Dayton, TN (MSA)
Meigs, TN (County)
Cleveland, TN (MSA)
Chattanooga, TN-GA (MSA)
Dale Hollow Lake
Cookeville
Morristown
Douglas Lake
Knoxville
Athens
Cleveland
Chattanooga
Dalton
Guntersville Lake

(1) 2Q23 results reflect one-time settlement proceeds of $3.0 million
(2) Deposit data as of June 30, 2022; Market Rank excludes banks with total assets greater than $10 billion
(3) Total references weighted-average projected growth by deposits
Note: Earnings metrics adjusted for S-Corp. status at an assumed incremental tax rate of 21%
Source: S&P Capital IQ Pro

Financial Highlights(1)

($000s)	2022Y	2023Q1	2023Q2	2023Q3
Balance Sheet				
Total Assets	692,789	693,962	699,227	701,819
Total Loans HFI	544,059	529,467	533,233	526,192
Total Deposits	608,390	610,722	610,985	619,604
Total Equity	57,777	61,214	60,951	55,439
Loans / Deposits (%)	89	87	87	85
Profitability				
S-Corp. Adj. Net Income	5,206	1,491	4,129	782
S-Corp. Adj. ROAA (%)	0.81	0.93	2.46	0.52
S-Corp. Adj. ROAE (%)	10.06	11.04	28.00	6.39
Yield on Loans (%)	5.25	5.56	6.46	5.95
Cost of Funds (%)	0.23	0.62	0.94	1.35
Net Interest Margin (%)	4.30	4.44	4.88	4.11
Efficiency Ratio (%)	75	74	58	84

Market Overview(2)

MSA / County	Market Rank (#)	Branches (#)	Deposits ($MM)	2023 Pop. (#)	'23 - '28 Proj. Pop. Change(3) (%)
Dayton, TN	1	3	$346.3	33,251	2.5
Chattanooga, TN-GA	8	5	150.5	571,925	3.2
Knoxville, TN	18	2	102.7	902,174	4.1
Cleveland, TN	7	2	47.6	129,332	4.2
Meigs, TN	2	1	11.5	13,193	4.8
Total		**13**	**$658.5**	**1,649,875**	**3.1**

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Transaction Overview

Transaction Terms & Key Assumptions

Structure	SimplyBank to be merged into First Financial Bank, N.A.
Pricing & Consideration	Aggregate cash consideration of $73.4 million 100% cash consideration
Management	Key personnel are anticipated to be retained in the pro forma company
Approvals & Expected Close	Customary closing conditions, including, but not limited to approval of Simply shareholders and receipt of regulatory approval Expected close in the 2nd quarter of 2024
Transaction Multiples(1)	DV / TBV | 132% DV / LTM EPS | 12.4x DV / TBV *Excl. AOCI* | 105%
Transaction Assumptions	36.7% cost savings $11.9mm AOCI mark; $32.8mm interest rate mark; $10.2mm credit mark; $2.0mm mark-up on fixed assets; $1.0mm time deposit mark; $0.03mm mark on FHLB borrowings

Expected Financial Impact

Including *AOCI & Rate Marks*		***Excluding*** *AOCI & Rate Marks(2)*	
TBV Acc. / (Dil.)	***(13.6)%***	TBV Acc. / (Dil.)	***(5.0)%***
TBV Earnback	***3.0 years***	TBV Earnback	***2.1 years***
'25E EPS Acc.	***32.1%***	'25E EPS Acc.	***14.6%***

Pro Forma Capital Ratios at Close

TCE	***6.4%***	TCE	***7.0%***
Leverage	***9.5%***	Leverage	***10.0%***
CET1	***11.9%***	CET1	***12.6%***
Tier 1	***11.9%***	Tier 1	***12.6%***
Total Capital	***13.0%***	Total Capital	***13.7%***

(1) Based on SimplyBank's financial data as of September 30, 2023
(2) Assumes remove of all purchase accounting adjustments for rate marks (AOCI, loans, deposits and FHLB borrowings)

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Non-interest Bearing 20% IB, MMDA & Savings 66% Retail CDs 7% Jumbo CDs 7% (1) Pro forma financials are estimated at close and include the impact of purchase accounting adjustments (2) Pro forma loan & deposit composition, yield on loans and cost of deposits reference bank-level loan and deposit data as of September 30, 2023 Pro Forma Overview Pro Forma Branch Map Key Highlights(1) Pro Forma Loan & Deposit Composition(2) Deposit Portfolio Total Assets $5.5 billion Total Loans $3.7 billion Total Deposits $4.7 billion ’25 ROAA 1.22% ’25 ROATCE ’25 NIM 3.92% 16.8% Loan Portfolio 1.32% Cost of Dep. 1-4 Family & HELOC 16% OO CRE 4% NOO CRE 14% Multifamily 6% C&D 12% C&I Agriculturial & 19% Farm 7% Consumer & Other 22% 6.22% Yield on Loans 6 THFF (70) Simply (13)

Transaction Rationale

Strategic

- Expands footprint into Southeastern Tennessee and Northern Georgia
- Deploy our non-lending products across SimplyBank's current footprint and clientele
- Boosts earnings profile while maintaining a strong capital position

Markets

- Expands franchise into higher-growth **Knoxville, Chattanooga & Cleveland** markets
    - **3.8% avg. expected 5-year pop. growth** compared to 2.1% national aggregate
- Top three deposit market share in five counties
- More than triples First Financial's Tennessee deposit franchise

Financials

- Significant earnings accretion expected; 30%+ estimated accretion inclusive of fully-phased in cost savings
- Reasonable TBV dilution earnback of approximately 3.0 years
- Anticipated IRR greater than 20%

Risk Profile

- Extensive due diligence including review of approximately 60% of commercial loans
- Detailed analysis of non-interest expense to determine savings potential
- Minimal execution risk expected with continuous cooperation of management teams
- Diversifies balance sheet and geography with non-complex business lines in stable markets

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8 First Financial Corporation Thank you